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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     APRIL 24, 1998
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                  YAGER/KUESTER PUBLIC FUND LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)



NORTH CAROLINA                      0-18444                  56-1560476
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(State of other                  (Commission              (I.R.S. Employer
 jurisdiction                    File Number)            Identification No.)
 of Incorporation)




12201 STEELE CREEK ROAD, P.O. BOX 412080    CHARLOTTE, NC          28241
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      (Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code   (704)-588-4074
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          (Former name or former address, if changed since last report)




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Item 1.           Changes in Control of Registrant.

                  None.

Item 2.           Acquisition or Disposition of Assets.

                  On April 24th 1998, the Fund sold its Greenville, SC property to Highwoods/Forsyth Limited Partnership for a sales price of $3,471,000.


Item 3.           Bankruptcy or Receivership.

                  None.

Item 4.           Changes in the Registrant's Certifying Accountant.

                  None.

Item 5.           Other Events.

                  None.

Item 6.           Resignations of Registrant's Directors.

                  None.

Item 7.           Financial Statements and Exhibits.

                  None.

Item 8.           Changes in Fiscal Year.

                  None.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   YAGER/KUESTER PUBLIC FUND
                                   LIMITED PARTNERSHIP

                                   By:  FSK Limited Partnership
                                        General Partner of Registrant

Date:  May 5, 1998                 By:  /s/ Fasion S. Kuester, Jr.
      ---------------------             --------------------------
                                        Fasion S. Kuester, Jr.
                                        General Partner